EXHIBIT 10 (cc)


                           TERMINATION ENDORSEMENT

                                    to the

                              GUARANTY AGREEMENT
                           Effective:  July 1, 1996

                                 provided by

                          GE REINSURANCE CORPORATION
                    (formerly KEMPER REINSURANCE COMPANY)

                                 in favor of

                STATE AND COUNTY MUTUAL FIRE INSURANCE COMPANY

                 as respects business produced and managed by

                 AMERICAN HALLMARK INSURANCE COMPANY OF TEXAS

                              or its subsidiary

                    AMERICAN HALLMARK GENERAL AGENCY, INC.

 IT IS HEREBY AGREED that this Agreement shall be terminated on July 1, 2000.

 IN WITNESS WHEREOF, the parties hereto have caused this Endorsement to be executed in duplicate by:

                          GE REINSURANCE CORPORATION

                          By:     ________________________________________

                          Title:  ________________________________________

                          Date:  ________________________________________

                          AMERICAN HALLMARK INSURANCE COMPANY
                          OF TEXAS

                          By:     ________________________________________

                          Title:  ________________________________________

                          Date:  ________________________________________

                          AMERICAN HALLMARK GENERAL AGENCY,
                            INC.

                          By:     ________________________________________

                          Title:  ________________________________________

                          Date:  ________________________________________